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Exhibit 10.10

LOAN AGREEMENT

        This Loan Agreement (the "Agreement") is entered into as of the 5th day of February, 2002, by and between Agilent Technologies, Inc., a Delaware corporation (the "Company"), and Adrian Dillon, an individual ("Employee").

RECITALS

        A.    Employee is an employee of the Company.

        B.    In accepting an offer of employment with the Company, Employee has found it necessary to relocate his residence.

        C.    To aid Employee in such relocation, the Company and Employee desire that the Company shall loan to Employee the total amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) on a secured basis as set forth below to assist Employee in purchasing a new principal residence in the vicinity of the offices of the Company, under the terms and conditions of this Agreement.

        NOW, THEREFORE, the Company and Employee agree as follows:

AGREEMENT

        1.     Employee has notified the Company that Employee requires funds for the purpose of purchasing a new residence                                                                         (the "Property"), which is in the area where the Company is located. The Company agrees to lend to Employee the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) (the "Loan") for the sole purpose of Employee's purchase of the Property.

        2.     Concurrently with the execution and delivery of this Agreement, Employee and Employee's spouse                        shall execute and deliver to the Company (i) a promissory note (the "Note") in the amount of Two Million Five Thousand Dollars ($2,500,000.00) in the form attached hereto as Exhibit "A" and (ii) a deed of trust (the "Deed of Trust") on the Property in the form attached hereto as Exhibit "B" which shall secure the Note.

        3.     Employee hereby makes the following representations and warranties to the Company and acknowledges that the Company is relying on such representations in making the Loan:

          A.    Employee has or will have prior to the closing of the Loan good and marketable title to the Property free and clear of all security interests and liens or encumbrances securing monetary obligations, except that Employee intends to obtain a loan from Wells Fargo Bank or another reputable institutional lender (the "Primary Loan") secured by a deed of trust constituting a first lien against the Property in favor of such lender, with a principal balance not in excess of One Million Dollars ($1,000,000.00).

          B.    The consent of no other person or entity except Employee's spouse,                        who will give her consent, is required to grant the security interest in the Property to the Company evidenced by the Deed of Trust.

          C.    There are no actions, proceedings, claims or disputes pending or, to Employee's knowledge, threatened against or affecting Employee or the Property, except as shall be disclosed to the Company in writing prior to the date of this Agreement.

        4.     Concurrently with Employee's execution and delivery of this Agreement, Employee shall execute and deliver to the Company a certificate substantially in the form of Exhibit "C" attached hereto.

        5.     Employee understands that the Loan provided for herein is not transferable by Employee and is conditioned upon the future performance of substantial services by Employee. Employee further agrees that the Loan proceeds will be used only to purchase a principal residence of Employee being acquired in connection with the commencement of employment at a "new principal place of work" within the meaning of Section 217 of the Internal Revenue Code of 1986.

        6.     In addition to Employee's execution and delivery of the Deed of Trust, Employee shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid lien on the Property in favor of the Company, which shall secure the Note and be junior only to the Primary Loan. Employee shall furnish evidence reasonably satisfactory to the Company that: (i) Employee has good and marketable title to the Property; (ii) the consent of no other person or entity other than Employee's spouse                         is required to grant a security interest in the Property to the Company; (iii) there is or will be no deed of trust, mortgage or encumbrance against the Property other than the Primary Loan. If it should be determined as a result of examination of title or off-title inquiries that there are defects against title or matters which could result in defects against title to the Property or that the consent of another person or entity is required to grant the Company a valid second priority lien on the Property, Employee shall take all actions necessary to remove such defects and to obtain such consent and grant such lien on the Property. Failure of Employee to comply with the provisions of this paragraph 6 shall be deemed a default under the Note and the Deed of Trust.

        7.     This Agreement and the exhibits attached hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subject hereof. There are no oral agreements between the Company and Employee affecting this Agreement, and this Agreement supersedes and replaces any and all previous negotiations, arrangements, agreements and understandings, if any, between the Company and the Employee with respect to the subject matter of this Agreement (including, without limitation, any provisions contained in that certain offer letter dated November 6, 2001 by the Company to Employee regarding the subject matter of this Agreement and any discussions between the Company and the Employee in connection therewith). Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

        8.     Employee understands that this Agreement does not constitute an employment agreement or a promise by the Company to continue Employee's employment.

        9.     All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five (5) days after deposited with the United States mail, by registered or certified mail, postage prepaid, addressed to the address set forth on the signature page hereof, or such other address as either party may furnish to the other party.

        10.   Neither party may assign the rights and/or duties under this Agreement to a third party without the prior written consent of the other party to this Agreement, except that in the event that the Company is merged into another corporation, or substantially all the outstanding stock or assets of the Company are sold to another corporation and the surviving or acquiring corporation agrees in writing to be bound by the rights and duties of the Company under this Agreement, then the company may assign its rights and duties hereunder to such acquiring or surviving corporation.

        11.   All exhibits attached hereto are incorporated herein by this reference.

        12.   This Agreement shall be governed in all respects by the laws of the State of California.

        13.   In case one of more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

        14.   Each party hereto agrees to do such further acts and things and to execute, acknowledge and deliver or to cause to have executed, acknowledged and delivered such other and further instruments and documents as may reasonably be requested by the other to carry out the purpose and intent of this Agreement. This Agreement may be executed in counterparts and each counterpart shall be deemed an original instrument.

        15.   Without limiting the generality of paragraph 16 below, Employee hereby acknowledges that the Company has made no representation or warranty to Employee concerning the income tax consequences of the loan to Employee, and Employee shall be solely responsible for ascertaining and bearing such tax consequences.

        16.   THE NOTE, THIS AGREEMENT, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OR BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (i) THEY HAVE READ SUCH DOCUMENTATION; (ii) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (iii) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THE NOTE, THIS AGREEMENT, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (iv) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS AGREEMENT, THE NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.

INITIAL:	/s/ AD (Employee)	INITIAL:	/s/ MOH (Company)

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

EMPLOYEE:		COMPANY:
/s/ ADRIAN DILLON Adrian Dillon		Agilent Technologies, Inc., a Delaware Corporation
Address:	395 Page Mill Road Palo Alto, California 94306	By:	/s/ MARIE OH HUBER
		Its:	Marie Oh Huber
		Address:	395 Page Mill Road Palo Alto, CA 94306
MARIE OH HUBER Vice President, Assistant Secretary and Assistant General Counsel

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LOAN AGREEMENT